UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2017

Carolco Pictures, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 Glades Road, Suite 500 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 535-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Accounting Firm

On November 9, 2017, the Board of Directors of Carolco Pictures, Inc. (the “Company”) terminated the engagement of Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered accounting firm.

Weinberg’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through November 9, 2017, there have been no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Weinberg’s satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such periods.

For the years ended December 31, 2016 and 2015 and through November 9, 2017, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except that Weinberg’s reports for the fiscal years ended December 31, 2016 and 2015 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

The Company provided Weinberg with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Weinberg furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Weinberg’s letter to the Commission is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm

On November 9, 2017, the Board of Directors appointed Fruci & Associates II, PLLC (“Fruci”) as the Company’s new independent registered accounting firm. During the Company’s two most recent fiscal years and through November 9, 2017, neither the Company nor anyone acting on the Company’s behalf consulted Fruci with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Weinberg & Company, P.A. addressed to the Securities and Exchange Commission dated November 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carolco Pictures, Inc.

Date: November 14, 2017	By:	/s/ Alexander Bafer
Alexander Bafer,
Chief Executive Officer